Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,974,168 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$883,519,665
Aggregate Outstanding Principal Balance – Treasury Bill	$118,368,805
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.40%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$765,150,859
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.60%
Number of Borrowers	29,990
Average Outstanding Principal Balance Per Borrower	$29,460
Number of Loans	50,997
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,811
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,486
Weighted Average Remaining Term to Scheduled Maturity	192 months
Weighted Average Annual Interest Rate	6.12%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$102,375	*
3.01% to 3.50%	920	10,846,791	1.2%
3.51% to 4.00%	1,580	31,583,099	3.6
4.01% to 4.50%	9,221	114,061,008	12.9
4.51% to 5.00%	14,324	205,016,959	23.2
5.01% to 5.50%	2,502	44,528,609	5.0
5.51% to 6.00%	2,198	38,083,850	4.3
6.01% to 6.50%	3,776	66,685,827	7.5
6.51% to 7.00%	6,280	113,973,981	12.9
7.01% to 7.50%	1,537	32,921,953	3.7
7.51% to 8.00%	3,294	78,392,605	8.9
8.01% to 8.50%	3,758	95,048,598	10.8
Equal to or greater than 8.51%	1,605	52,274,009	5.9
Total	50,997	$883,519,665	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,960	$14,400,282	1.6%
$5,000.00-$ 9,999.99	3,718	27,501,127	3.1
$10,000.00-$14,999.99	4,480	55,710,115	6.3
$15,000.00-$19,999.99	3,023	52,374,021	5.9
$20,000.00-$24,999.99	2,149	48,181,674	5.5
$25,000.00-$29,999.99	1,992	54,695,590	6.2
$30,000.00-$34,999.99	1,555	50,347,403	5.7
$35,000.00-$39,999.99	1,204	44,963,074	5.1
$40,000.00-$44,999.99	986	41,822,542	4.7
$45,000.00-$49,999.99	857	40,631,331	4.6
$50,000.00-$54,999.99	676	35,417,702	4.0
$55,000.00-$59,999.99	562	32,263,508	3.7
$60,000.00-$64,999.99	539	33,610,864	3.8
$65,000.00-$69,999.99	447	30,131,390	3.4
$70,000.00-$74,999.99	360	26,093,821	3.0
$75,000.00-$79,999.99	314	24,303,368	2.8
$80,000.00-$84,999.99	255	21,043,020	2.4
$85,000.00-$89,999.99	220	19,210,799	2.2
$90,000.00-$94,999.99	205	18,936,635	2.1
$95,000.00-$99,999.99	171	16,677,736	1.9
$100,000.00 and above	1,317	195,203,662	22.1

Total	29,990	$883,519,665	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	48,579	$818,770,381	92.7%
31-60 days	937	25,063,894	2.8
61-90 days	451	10,867,043	1.2
91-120 days	240	6,582,784	0.7
121-150 days	170	4,873,909	0.6
151-180 days	123	3,321,447	0.4
181-210 days	87	2,392,769	0.3
Greater than 210 days	410	11,647,439	1.3

Total	50,997	$883,519,665	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	47	$15,708	*
4 to12	486	387,373	*
13 to 24	630	1,562,686	0.2%
25 to 36	1,361	4,504,798	0.5
37 to 48	5,113	14,718,725	1.7
49 to 60	1,671	8,483,523	1.0
61 to 72	1,788	10,986,238	1.2
73 to 84	1,547	12,144,195	1.4
85 to 96	2,307	19,605,462	2.2
97 to 108	7,029	56,814,377	6.4
109 to 120	2,417	27,298,286	3.1
121 to 132	2,844	54,462,041	6.2
133 to 144	2,187	49,384,343	5.6
145 to 156	2,143	43,402,346	4.9
157 to 168	4,656	79,035,670	8.9
169 to 180	1,870	37,868,204	4.3
181 to 192	1,399	29,756,478	3.4
193 to 204	1,112	29,110,138	3.3
205 to 216	1,298	36,061,315	4.1
217 to 228	3,355	99,002,079	11.2
229 to 240	1,278	43,119,615	4.9
241 to 252	944	35,023,986	4.0
253 to 264	664	27,196,882	3.1
265 to 276	572	26,270,900	3.0
277 to 288	627	30,639,172	3.5
289 to 300	538	27,888,186	3.2
301 to 312	329	17,948,685	2.0
313 to 324	177	11,771,546	1.3
325 to 336	128	9,168,255	1.0
337 to 348	126	9,465,685	1.1
349 to 360	197	16,658,851	1.9
361 and above	157	13,763,917	1.6

Total	50,997	$883,519,665	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,841	$64,025,783	7.2%
Forbearance	3,224	91,578,964	10.4
Repayment
First year in repayment	669	30,290,100	3.4
Second year in repayment	581	23,968,054	2.7
Third year in repayment	749	25,801,057	2.9
More than 3 years in repayment	42,933	647,855,708	73.3

Total	50,997	$883,519,665	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 103.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.3	-	224.0
Forbearance	-	4.4	229.4
Repayment	-	-	184.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $64,025,783 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $32,542,381 or approximately 50.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	362	$7,544,661	0.9%
Alaska	74	940,914	0.1
Arizona	985	18,513,849	2.1
Arkansas	298	5,201,830	0.6
California	5,823	110,536,631	12.5
Colorado	824	12,347,318	1.4
Connecticut	790	12,316,077	1.4
Delaware	132	2,618,640	0.3
District of Columbia	222	4,268,576	0.5
Florida	2,873	60,459,193	6.8
Georgia	1,816	39,165,990	4.4
Hawaii	130	1,922,085	0.2
Idaho	172	2,813,643	0.3
Illinois	2,510	38,034,753	4.3
Indiana	757	10,340,939	1.2
Iowa	308	4,980,431	0.6
Kansas	825	12,551,421	1.4
Kentucky	353	6,581,897	0.7
Louisiana	1,355	24,367,742	2.8
Maine	140	2,640,668	0.3
Maryland	1,399	27,557,715	3.1
Massachusetts	1,696	22,431,950	2.5
Michigan	1,322	25,359,885	2.9
Minnesota	950	14,266,533	1.6
Mississippi	442	7,523,090	0.9
Missouri	1,200	19,660,819	2.2
Montana	84	1,339,514	0.2
Nebraska	101	1,533,056	0.2
Nevada	376	7,304,735	0.8
New Hampshire	211	3,498,289	0.4
New Jersey	1,398	24,983,828	2.8
New Mexico	182	3,383,792	0.4
New York	3,783	62,854,566	7.1
North Carolina	1,294	21,531,620	2.4
North Dakota	33	470,956	0.1
Ohio	262	4,616,500	0.5
Oklahoma	1,238	20,405,071	2.3
Oregon	1,031	17,027,431	1.9
Pennsylvania	1,765	30,604,368	3.5
Rhode Island	116	2,310,999	0.3
South Carolina	549	10,787,734	1.2
South Dakota	43	590,090	0.1
Tennessee	872	15,668,018	1.8
Texas	4,856	78,991,183	8.9
Utah	159	2,598,200	0.3
Vermont	60	836,848	0.1
Virginia	1,649	27,258,549	3.1
Washington	1,729	25,488,614	2.9
West Virginia	194	2,925,058	0.3
Wisconsin	726	11,721,693	1.3
Wyoming	57	543,969	0.1
Other	471	9,297,734	1.1

Total	50,997	$883,519,665	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	29,146	$407,100,645	46.1%
Other Repayment Options(1)	21,851	476,419,020	53.9

Total	50,997	$883,519,665	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,396 loans with an aggregate outstanding principal balance of $50,875,770 currently in an interest-only period.  These interest-only loans represent approximately 5.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	25,241	$389,876,107	44.1%
Unsubsidized	25,756	493,643,558	55.9

Total	50,997	$883,519,665	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	145	$3,396,769	0.4%
October 1, 1993 through June 30, 2006	50,852	880,122,896	99.6
July 1, 2006 and later	0	0	0.0

Total	50,997	$883,519,665	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,731	$34,942,937	4.0%
College Assist	36	448,556	0.1
Educational Credit Management Corporation	1,110	22,138,596	2.5
Great Lakes Higher Education Corporation	739	16,448,379	1.9
Illinois Student Assistance Commission	2,394	31,831,718	3.6
Kentucky Higher Education Assistance Authority	192	3,597,044	0.4
Louisiana Office Of Student Financial Assistance	552	7,591,953	0.9
Michigan Guaranty Agency	941	15,328,311	1.7
Montana Guaranteed Student Loan Program	5	89,327	*
New Jersey Higher Education Student Assistance Authority	1,173	15,499,321	1.8
New York State Higher Education Services Corporation	5,044	77,498,464	8.8
Northwest Education Loan Association	5,105	74,048,051	8.4
Oklahoma Guaranteed Student Loan Program	1,279	19,492,743	2.2
Pennsylvania Higher Education Assistance Agency	4,178	67,865,703	7.7
Student Loan Guarantee Foundation of Arkansas	173	2,655,411	0.3
Tennessee Student Assistance Corporation	693	10,544,876	1.2
Texas Guaranteed Student Loan Corporation	4,523	73,858,278	8.4
United Student Aid Funds, Inc.	20,129	409,639,995	46.4

Total	50,997	$883,519,665	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc., a wholly owned subsidiary of Navient Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of Navient Corporation. Navient Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

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	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4